L:\secfiles\8-k\1997\jul97.doc


                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004





                                    FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                      THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) July 1, 1997
                                  ----------------




                           GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48243-7301
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------



















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ITEM 5. OTHER EVENTS

      On July 3, 1997, General Motors (GM) announced that offers to exchange shares of its outstanding Series D and G Preference Stocks for newly created Trust Originated Preferred Securitiessm (TOPrSsm) expired as originally scheduled on Wednesday, July 2, 1997 at 12:00 midnight (Eastern Standard Time).
      Subsequently, on July 9, 1997, 3,055,255 shares of the outstanding depositary shares, each representing one-fourth of a share of GM Series D 7.92% Preference Stock, were exchanged for 8.67% TOPrS(sm) issued by General Motors Capital Trust D, and 5,064,489 shares of the outstanding depositary shares, each representing one-fourth of a share of GM Series G 9.12% Preference Stock, were exchanged for 9.87% TOPrS(sm) issued by General Motors Capital Trust G (hereinafter referred to as the "Trusts"). As a result, 3,014,654 depositary shares, each representing one-fourth of a share of GM Series D 7.92% Preference Stock, and 5,015,410 depositary shares, each representing one-fourth of a share of GM Series G 9.12% Preference Stock, remain outstanding, respectively. Certain final documents associated with the exchange transactions are identified in Item 7 below and included herein as Exhibits.
      TOPrS(sm) is a financial instrument representing the right to receive certain distributions from a Trust. The property of each of the Trusts consists solely of junior subordinated debentures issued by GM.

                                    * * *

      (sm)Trust Originated Preferred Securities(TOPrS(sm)) is a service mark of Merrill Lynch & Co.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

      Exhibit 4(c)(i) Amended and Restated Declaration of Trust of General Motors Capital Trust D.

      Exhibit 4(c)(ii) Amended and Restated Declaration of Trust of General Motors Capital Trust G.

      Exhibit 4(d)(i) Indenture between General Motors Corporation and Wilmington Trust Company

      Exhibit 4(d)(ii) First Supplemental Indenture between General Motors Corporation and Wilmington Trust Company With Respect To The Series D Junior Subordinated Debentures

      Exhibit 4(d)(iii)Second Supplemental Indenture between General Motors Corporation and Wilmington Trust Company With Respect To The Series G Junior Subordinated Debentures

      Exhibit 4(g)(i) Series D Preferred Securities Guarantee Agreement, General Motors Capital Trust D.

      Exhibit 4(g)(ii) Series G Preferred Securities Guarantee Agreement, General Motors Capital Trust G.

      Exhibit 4(h)(i) Series D Common Securities Guarantee Agreement, General Motors Capital Trust D.

      Exhibit 4(h)(ii) Series G Common Securities Guarantee Agreement, General Motors Capital Trust G.

                                    * * *
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                            (Registrant)
Date    July 28, 1997
        -----------------
                                        By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)






































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